UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 08, 2026

Acrivon Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41551	82-5125532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Arsenal Way Suite 100
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 207-8979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACRV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 8, 2026, Acrivon Therapeutics, Inc. (the “Company”) disclosed that, based on preliminary unaudited financial information, it had preliminary unaudited cash, cash equivalents, and investments of approximately $119 million as of December 31, 2025, which, based on current operating plans, is expected to fund operations into the second quarter of 2027.

Because the Company’s consolidated financial statements for the year ended December 31, 2025 have not yet been finalized, the preliminary statement of the Company’s cash, cash equivalents and investments as of December 31, 2025 in this Item 2.02 is unaudited and subject to change, and the Company’s actual cash, cash equivalents and investments as of December 31, 2025 may differ materially from this preliminary estimate. Accordingly, you should not place undue reliance on this preliminary estimate.

The information in Item 2.02 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On January 8, 2026, the Company issued a press release titled “Acrivon Therapeutics Announces Positive ACR-368 Phase 2b Endometrial Cancer Clinical Data with EU Expansion to Accelerate Enrollment, Initial ACR-2316 Clinical Data, and ACR-6840, its Next AP3-Enabled Development Candidate, Targeting CDK11.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information set forth under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On January 8, 2026, the Company announced the following clinical data:

ACR-368: Potential First-in-Class CHK1 / CHK2 Inhibitor

•
In Arm 1 of the ACR-368 Phase 2b registrational-intent trial (monotherapy BM+ subjects) an updated interim analysis (EDC data extract as of December 4, 2025) showed a ORR of 39%*. In subjects with ≤2 prior lines of therapy (LoT), the ORR was 44%. Based on data that showed higher response rates in subjects with serous EC (also called uterine serous carcinoma) across Arm 1 and Arm 2 (ACR-368 with ULDG in BM- subjects), Arm 3 will now focus exclusively on subjects with serous cancer and ≤2 prior LoT.
o
Updated interim analysis of data showed a cORR of 67% in BM+ subjects (N = 12) with serous EC
o
Interim analysis across both BM+ and BM- subjects showed a cORR of 52% (N=23) in serous subjects versus 22% (N=37) in non-serous EC subjects; all subjects in this analysis received up to two prior LoT, including chemotherapy and anti-PD-1
o
Consistent with the higher cORR observed across all subjects with serous EC, BM levels were overall higher in this tumor type
o
These results are consistent with serous tumors often being G1-S-deficient, leading to DNA damage repair stress and dependency on the G2-M checkpoint controlled by CHK1/CHK2
•
EU Clinical Trial Application for Arm 3 of the ongoing US multicenter, registrational-intent Phase 2b trial in serous subjects with ≤2 prior LoT and without requirement for a tumor biopsy has been submitted, with the selection of more than 20 sites across four major EU countries (Germany, Italy, France, and Spain). Initial patient enrollment in the EU is expected in the first quarter of 2026, with enrollment at previously activated US clinical sites continuing.
o
Arm 3 evaluates ACR-368 combined with ULDG as a sensitizer in BM-unselected subjects with serous EC who have received up to two prior LoT without requirement for a tumor biopsy.

o
The company expects to complete enrollment in Arm 3 in the fourth quarter of 2026 (design of up to N = 90 subjects, with potential for validation of clinical significance in as few as 40 subjects, including possibility of earlier interim analysis)
•
On November 12, 2025, after incorporating feedback from a Type B meeting held earlier in 2025 with the FDA and based on strong rationale and preclinical studies demonstrating synergy between ACR-368 and anti-PD-L1, the company submitted the proposed protocol design for the planned Phase 3 confirmatory study evaluating ACR-368 in combination with an anti-PD-1 agent in frontline advanced/recurrent pMMR EC subjects. No further feedback has been received from FDA on the protocol design.

*All response rates by RECIST v1.1 and best of BICR/ investigator assessment

ACR-2316: Potential First-in-Class WEE1 / PKMYT1 Inhibitor

•
A total of 33 patients were dosed across two weekly oral dosing schedules in the ongoing Phase 1 monotherapy dose-escalation study (EDC data extract as of December 22, 2025)
•
Initial clinical data from the study has successfully established two weekly oral dosing regimens of 160 mg QD on a 3d on / 4d off and 240 mg QD 2d on / 5d off weekly administration schedules, with a favorable tolerability profile with transient, mechanism-based hematological adverse events, predominantly neutropenia
•
A cohort aiming to establish a bi-weekly 2d on / 12d off dosing regimen has been initiated, based on projected enhanced single agent activity and to provide for further dosing flexibility in potential future combination studies
•
Clinical activity observed at dose level 120 mg and above, with tumor shrinkage in 9 out of 20 evaluable patients, including a confirmed PR in a subject with EC and unconfirmed partial responses in subjects with SCLC and sqNSCLC, two tumor types which have not shown sensitivity to other clinical WEE1 or PKMYT1 inhibitors currently in development:
o
A subject with high grade Mullerian EC (BRCA1/2 wt) enrolled at the 120 mg dose level, who had previously received prior platinum-based chemo and tamoxifen and second-line pembrolizumab-lenvatinib, had confirmed PR and was on therapy for 42 weeks
o
A subject with SCLC (MSS) enrolled at the established 160 mg dose level, who had previously received cisplatin/durvalumab, second-line tarlatamab and radiation therapy, achieved an unconfirmed PR (50% tumor shrinkage) at first scan (with subsequent scan showing further shrinkage (69%) of target lesion, but progression of liver metastases in non-target lesions after the date of EDC extract)
o
A subject with squamous NSCLC (BRCA1 mutated) enrolled at the 240 mg dose level, but reduced to 200 mg in the first cycle, had previously received platinum-based chemo with durvalumab followed by three other immune therapies. This subject achieved an unconfirmed PR (which was confirmed in a subsequent scan after the date of EDC extract).
•
The trial continues to focus on selected, AP3-prioritized solid tumor types

ACR-6840: Potential First-in-Class CDK11 Inhibitor

•
ACR-6840, a potential first-in-class CDK11 inhibitor, nominated as the next development candidate from company’s AP3-driven cell cycle program, with several promising back-up series also identified
•
CDK11 is a challenging but compelling target with multiple isoforms and broad cell cycle regulatory roles, including transcription regulation, pre-mRNA splicing, and mitosis. ACR-6840 was rationally designed using the AP3 platform to achieve optimal on-target pathway effects.
•
IND submission anticipated in the fourth quarter of 2026

The Company also announced the following anticipated upcoming millstones:

•
Initiate enrollment for the ongoing Arm 3 of the ACR-368 Phase 2 trial in EU in Q1 2026
•
Provide additional update on Arm 1 and initial clinical data from Arm 3 of the ACR-368 Phase 2 trial in mid-2026

•
Achieve readiness for Phase 3 confirmatory trial for ACR-368 in combination with PD-1 therapy in mid-2026
•
Complete enrollment (planned N = 90 subjects) in the biopsy-independent Phase 2 Arm 3 trial for ACR-368 combined with ULDG as a sensitizer in Q4 2026
•
Report additional ACR-2316 Phase 1 clinical data in weekly and bi-weekly dosing regimens and transition into dose expansion in select tumor types in 1H 2026
•
Submit IND to FDA for ACR-6840 in Q4 2026
•
Initiate additional internal programs utilizing AP3 platform in 2H 2026

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Form 8-K, including statements regarding our expected milestones, our preclinical and clinical results, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Forward-looking statements are based on Acrivon’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties that are described more fully in the section titled “Risk Factors” in Acrivon's reports filed with the Securities and Exchange Commission. Forward-looking statements contained in this press release are made as of this date, and Acrivon undertakes no duty to update such information except as required under applicable law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	January 8, 2025, Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acrivon Therapeutics, Inc.

Date:	January 8, 2026	By:	/s/ Peter Blume-Jensen
Name: Peter Blume-Jensen, M.D., Ph.D. Title: President and Chief Executive Officer